Exhibit 99.3

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Vice President, Investor Relations
(614) 278-6622

BIG LOTS ANNOUNCES QUARTERLY DIVIDEND ON COMMON STOCK

Columbus, Ohio - August 26, 2016 - Big Lots, Inc. (NYSE: BIG) announced today on August 25, 2016 our Board of Directors declared a quarterly cash dividend of $0.21 per common share.

The dividend will be paid on September 23, 2016, to shareholders of record as of the close of business on September 9, 2016.

“I’m pleased with today’s announcement of a quarterly dividend which returns cash to our shareholders to enhance their overall financial returns,” stated David Campisi, Chief Executive Officer and President of Big Lots. “We believe this level of commitment demonstrates the confidence the Board of Directors has in our management team, our strategy, and our long-term opportunities to drive meaningful operating profit growth and cash flow.”

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a unique, non-traditional, discount retailer operating 1,445 BIG LOTS stores in 47 states with product assortments in the merchandise categories of Food, Consumables, Furniture, Seasonal, Soft Home, Hard Home, and Electronics & Accessories. Our vision is to be recognized for providing an outstanding shopping experience for our customers, valuing and developing our associates, and creating growth for our shareholders. Big Lots supports the communities it serves through the Big Lots Foundation, a charitable organization focused on four areas of need: hunger, housing, healthcare, and education. For more information about the Company, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com